Exhibit 10.24


                               WESTCON GROUP INC.
                                STOCK OPTION PLAN
                       AMENDED AND RESTATED JULY 17, 2002


1. Purpose. The purpose of this Stock Option Plan ("Plan") is to advance the interests of Westcon Group Inc. ("Corporation") and its stockholders by helping the Corporation and its subsidiaries obtain and retain the services and advice of its directors, officers, employees, consultants, contractors and advisors upon whose judgment, initiative and efforts the Corporation is substantially dependent and to provide those persons with further incentives to advance the interests of the Corporation. The Corporation may grant under the Plan both incentive stock options within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Non-Qualified Stock Options"). Unless otherwise stated herein, all references to "Options" include both Incentive Stock Options and Non-Qualified Stock Options.

2. Definitions. The following terms will be applied to the Plan and any agreement entered into pursuant to the Plan:

     "Board or Board of Directors" means the Board of Directors of the Corporation.

     "Committee" means the Compensation Committee as described in Paragraph 4 hereof.

     "Subsidiary" means a corporation where 50% or more of its issued stock is owned directly or indirectly by the Corporation at the time options are issued under this Plan.

     "Eligible Participant" means any director, officer, employee, consultant, contractor and advisor of the Corporation, other than a director of the Corporation that serves on the Committee, or any Subsidiary.

     "Option" means an option to purchase a share or shares of common stock of the Corporation granted under the Plan.

     "Optionee" means an Eligible Participant that has been awarded an Option in accordance with the Plan.

     "Plan" means the Corporation's Stock Option Plan dated November 15, 2000.

     "Share" means a share of common stock of the Corporation offered for purchase pursuant to an Option.

     "Stockholder" means a holder of stock of the Corporation.


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Westcon Group, Inc.
Stock Option Plan
Amended & Restated July 17, 2002

     "Substitute Option" means an option granted in assumption of, or in substitution for, an outstanding option previously granted by a corporation acquired by the Corporation or with which the Corporation combines.

     "Currency" - all reference to dollars, currency and monetary units shall represent United States Currency.


3. Effective Date. The Plan will be effective on the date of its adoption by the Board of Directors and approval of the Stockholders entitled to vote. This Plan will remain in effect until it is terminated by the Board or as provided in Paragraph 15 hereof.

4. Administration. (a) The Plan will be administered by the Compensation Committee appointed by the Board, consisting of three members, all of whom will be members of the Board of Directors and will not be eligible to receive any Options. Members of the Committee will serve at the will of the Board under the Plan. The Board may substitute any Committee member or fill any vacancies in the Committee. A majority of the Committee will constitute a quorum. All determinations of the Committee will be made by a majority of its members. Each member of the Compensation Committee will be a disinterested director of the Company within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

     (b) Subject to the express provisions of the Plan, the Committee will have full power and authority, in its discretion, and without limitation, taking into account accomplishments of the individual in furthering the interests of the Corporation as the primary factor for the Committee to consider in reaching its determinations and any other factors that it deems to be pertinent: (i) to determine the individuals to whom Options are granted, whether an Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, the times when such individuals will be granted Options, the number of shares to be subject to each Option, the term of each Option, the date when each Option will become exercisable, whether an Option will be exercisable in whole or in part in installments, and the option price of each Option; and (ii) to make all other determinations necessary or advisable for administering the Plan.

     (c) Each Option will be evidenced by a written agreement ("Award Agreement") that sets forth (i) the number of shares subject to the Option: (ii) the Option exercise price; (iii) the expiration date of the Option; (iv) the method of payment on exercise of the Option; (v) whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option; and (vi) such additional provisions, not inconsistent with the Plan, as the Compensation Committee may prescribe.

     (d) Subject to the express provisions of the Plan, the Committee will have the power and authority to construe and interpret the Plan and the respective Award Agreements entered into pursuant to the Plan, and to make all other determinations necessary or advisable for administering the Plan. The determination of the Committee on all matters referred to in this Paragraph will be final and conclusive.

     (e) The Committee will designate any Option granted hereunder either as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee's discretion is limited to the


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Westcon Group, Inc.
Stock Option Plan
Amended & Restated July 17, 2002
extent that no Incentive Stock Option may be granted to a person who is not an employee of the Corporation or a Subsidiary.

     (f) To the extent that the aggregate fair market value (as of the Grant
Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Corporation and its parent and subsidiaries ) exceed one hundred thousand dollars ($100,000), such Options shall be treated as Options that are not Incentive Stock Options.

5. Eligibility. Options may be granted only to Eligible Participants who are selected by the Committee in accordance with the provisions of the Plan. Holders of options granted by a corporation acquired by the Corporation or with which the Corporation combines are eligible for grant of Substitute Options hereunder.

6. Shares. The Shares will be authorized but unissued or treasury shares. Subject to adjustment made in accordance with Paragraph 12, the maximum number of Shares that may be issued under the Plan will not exceed four million six hudred sixty thousand (4,660,000) Shares. Shares from lapsed or terminated Options, other than Substitute Options, may be offered by the Committee as subsequent Options and will not be considered in computing the total number of Shares that may be issued under the Plan. Shares underlying Substitute Options shall not reduce the number of Shares remaining available for issuance under the Plan.

7. Option Price. For purposes of the Plan, the term "Grant Date" will mean the date on which the grant of an Option is duly authorized by the Compensation Committee. The option price at which an Option is exercisable will be at least the fair market value per share of the Shares on the Grant Date of the Option. However, if an Incentive Stock Option is granted to any person who would, after the grant of such Option, be deemed to own stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or of any parent or subsidiary of the Corporation (a "Ten Percent Stockholder"), the option price will be not less than one hundred and ten (110%) percent of the fair market value per share of the Shares on the Grant Date of such Option. The Compensation Committee is hereby empowered to adopt any reasonable method for the purpose of determining fair market value.

8. Term and Termination of Options. (a) The term of each Option will be determined by the Compensation Committee, but in no event (including events identified in Paragraphs 8 (b) (ii) - (iii)) will an Option be exercisable, either in whole or in part, after the expiration of ten (10) years from the Grant Date of the Option.

     (b) Options will terminate, except as otherwise determined by the Compensation Committee, as follows: (i) if Optionee ceases to be an Eligible Participant as a result of Optionee's violation of their duties to the Corporation, as conclusively determined by the Committee in its sole discretion, all Optionee's unexercised Options will immediately terminate and the Optionee will have no right to exercise any unexercised Option they might have exercised prior to the date they ceased to be an Eligible Participant; (ii) if an Optionee ceases to be an Eligible Participant as a result of death or total and permanent disability, each Option granted to Optionee will terminate twelve (12) months from the date of Optionee's death or total and permanent disability, provided that at the time of Optionee's death or total and permanent disability Optionee was in the employ or service of the


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Westcon Group, Inc.
Stock Option Plan
Amended & Restated July 17, 2002

Corporation or a subsidiary; (iii) if an Optionee ceases to be an Eligible Participant for any other reason, including with limitation, by reason of resignation, discharge, or retirement, each Option granted to Optionee will terminate three (3) months from the date on which the Optionee ceased to be an Eligible Participant; (iv) if an Optionee fails to exercise the Option within ten (10) years of the Option Grant Date each Option will terminate immediately thereafter; (v) if the Committee and the Optionee mutually agree to terminate the Option.

     (c) The Committee will determine conclusively the effect of all matters and questions relating to termination of employment or service, including whether any leave of absence constitutes termination of employment or service. Any such determination by the Committee will be binding on the Parties for all purposes.

9. Exercise of Option. (a) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     (b) Subject to the terms and conditions of the Plan, Options may be exercised whether in whole or in part, by giving written notice to the Corporation at its principal office, addressed to the attention of the Secretary, specifying the number of Shares being purchased and the purchase price being paid, and accompanied by payment in full of the purchase price.

     (c) In the event that Optionee's employment or service is earlier terminated by death, the Option will be exercisable immediately thereafter in accordance with Paragraph 8 (b) (ii). Nothing in the Plan or in any Option will confer on any individual any right to continue in the employ or service of the Corporation or interfere in any way with the right of the Corporation to terminate his or her employment or service at any time.

     (d) An Option may be exercised as to the total number of Shares or as to any portions of the Shares in units of no less than one (1) Share.

     (e) The Committee may request that an Optionee execute a shareholder agreement in a form acceptable to the Committee when exercising the Option.

     (f) The exercise of an Option will be conditioned upon the Optionee making arrangements satisfactory to the Committee for the payment to the Corporation of the amount of all taxes required by any governmental authority to be withheld and paid over by the Corporation to the governmental authority on account of the exercise.

     (g) Upon the exercise of an Option and, if required by the Committee, execution of the shareholder agreement, certificates evidencing the Share or Shares purchased pursuant to the Plan will be delivered to the person exercising the Option.

     (h) Subject to the limitations imposed by Paragraph 8, in the event of the death of an Optionee (i) while he is an Eligible Participant or within three months of termination of his status as an Eligible Participant for any reason other than as described in Paragraph 8 (b)(i), and (ii) prior to complete exercise of any Options granted to him, then any remaining Options with exercise periods outstanding may be exercised, in whole or in part, at any time within one year after the date of the Optionee's death and then only: (A) by the Optionee's estate or


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Westcon Group, Inc.
Stock Option Plan
Amended & Restated July 17, 2002
by such person to whom the Optionee's rights hereunder will have passed under his will or the laws of descent and distribution; (B) to the extent that the Optionee was entitled to exercise the Option on the date of his death, and subject to all the conditions on exercise imposed hereby; and (C) prior to the expiration of the term of the Option.

10. Payment. Payment of the purchase price for Shares purchased pursuant to an Option must be made in full in cash at the time of the exercise of the Option as provided in Paragraph 9 hereof or if approved by the Committee following an initial public offering, in accordance with a cashless exercise program.

11. Nontransferability. An Option granted under the Plan may not be transferred, assigned, pledged, hypothecated or otherwise disposed of except by will or the laws of descent and distribution and, may be exercised only by the Optionee during the lifetime of the Optionee.

12. Adjustment. In the event that: (a) in connection with a merger or consolidation of the Corporation or a sale by the Corporation of all or a part of its assets, the outstanding shares are exchanged for a different number or class of shares of stock or other securities of the Corporation, or for shares of the stock or other securities of any other entity; or (b) new, different or additional shares or other securities of the Corporation or of any other entity are received by the holders of shares, whether by way of re-capitalization or otherwise; or (c) any dividend in the form of stock is made to the holders of shares, or any stock split or reverse split pertaining to shares is effected; then the Committee will make the appropriate adjustment to: (i) the number and kind of shares or other securities that may be issued upon exercise of Options yet to be granted; (ii) the Option price per share to be paid upon exercise of each outstanding Option; and (iii) the number and kind of shares or other securities covered by each outstanding Option.

13. Registration and Purchase for Investment. Each grant of an Option under the Plan, and (unless a Registration Statement with respect thereto will then be effective under the Securities Act of 1933, as amended ("Securities Act")), each issuance of Shares upon exercise of an Option, will be conditioned upon the Corporation's prior receipt of a duly executed letter of investment intent, in form and content satisfactory to counsel for the Corporation, of the Optionee that such Option and such Shares are being acquired by the Optionee solely for investment and not with a view to sell in connection with any distribution thereof and not with any present intention of selling, transferring or disposing of the same. Any Shares acquired by the Optionee upon exercise of the Option may not thereafter be offered for sale, sold or otherwise transferred unless (a) a Registration Statement with respect thereto will then be effective under the Securities Act, and the Corporation will have been furnished with proof satisfactory to it that such Optionee has complied with applicable state securities laws, or (b) the Corporation will have received an opinion of counsel in form and substance satisfactory to counsel for the Corporation that the proposed offer for sale or transfer is exempt from the registration requirements of the Securities Act and may otherwise be transferred in compliance with the Securities Act and in compliance with any other applicable law, including all applicable state securities laws; and the Corporation may withhold transfer, registration and delivery of such securities until one of the foregoing conditions will have been met.

14. Legends. The Corporation may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates issued for Shares purchased


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Westcon Group, Inc.
Stock Option Plan
Amended & Restated July 17, 2002
pursuant to the Plan. The Optionee will at the request of the Corporation, promptly present to the Corporation all certificates representing the Shares purchased pursuant to the Plan in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Corporation, the legend may include, without limitation, the following:

     (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

     (b) Any legend reasonably required by the Corporation or required by applicable law.

15. Suspension, Amendment or Termination of Plan. Unless the Plan will have been previously terminated by the Board of Directors, the Plan will terminate within ten (10) years from the date the Plan is approved by the Board of Directors and Stockholders. The Board will have the right, at any time to suspend, amend or terminate the Plan, provided however that, unless duly approved by a majority of the Stockholders no amendment will increase the total number of Shares and provided further that no termination of the Plan or action by the Board of Directors in amending or suspending the Plan will affect or impair the rights of an Optionee under any Option previously granted.

     No Option may be granted under the Plan during any suspension or after the termination of the Plan.

     No action of the Board will cause Incentive Stock Options granted under the Plan not to comply with Section 422 of the Internal Revenue Code unless the Board specifically declares such action to be done for that purpose.

16. Compliance with Rule 16(b). With respect to provisions of the Plan that are subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all conditions of Rule 16b-3, as amended, or its successors under the Exchange Act applicable thereto. To the extent any provisions of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

17. Governing Law. The Plan will be governed by and construed in accordance with the law of the State of New York.





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Westcon Group, Inc.
Stock Option Plan
Amended & Restated July 17, 2002

                               WESTCON GROUP INC.
                             STOCK OPTION AGREEMENT


     This Agreement dated October 1, 2001 between Westcon Group Inc., a Delaware corporation, having an office at 520 White Plains Road, Tarrytown, New York 10591 (the "Corporation") and _______________________ ("Optionee").

                                    RECITALS

     The Board of Directors of the Corporation ("Board") and the Stockholders of the Corporation ("Stockholders") have approved and adopted a Stock Option Plan that became effective on January 31, 2001 ("Plan").


     The Corporation wishes to grant to the Optionee and the Optionee wishes to accept an option to purchase Common Stock of the Corporation in accordance with the Plan ("Option").

     The parties agree as follows:

     1. Grant of Option. In consideration of past services and advice rendered by the Optionee to the Corporation and to give the Optionee further incentive to advance the interests of the Corporation, the Corporation grants to the Optionee the Option to purchase any part of an aggregate of ________ shares of Common Stock of the Corporation ("Shares"), under the terms and conditions set forth in this Agreement and in the Plan, effective upon the date of this Agreement as indicated above ("Grant Date"), such Option to be conditioned on the Corporation's consumation of an Initial Public Offering. In the event that the Initial Public Offering ("IPO") does not occur within three (3) years from date of this Agreement, this Agreement shall terminate.

     2. Purchase Price. The purchase price for the Shares is $____________ per share, which is the per share fair market value on the Grant Date of the Option. The purchase price is payable in full, in cash at the time of the exercise of the Option.

     3. Term. The term of the Option will continue for ten (10) years from the Grant Date.

     4. Termination. Subject to the limitation imposed by Paragraph 3, each Option will terminate as follows:

     (a) If Optionee ceases to be a director, officer, employee, consultant, contractor or advisor of Corporation or any Subsidiary of the Corporation as provided in the Plan ("Eligible Participant") as a result of Optionee's violation of his or her duties to the Corporation, as conclusively determined pursuant to the Plan, all Optionee's unexercised Options will immediately terminate and the Optionee will have no right to exercise any unexercised Option he or she might have exercised prior to the date he or she ceased to be an Eligible Participant;

     (b) If an Optionee ceases to be an Eligible Participant as a result of death or total and permanent disability, each Option granted to Optionee will terminate twelve (12) months from the date of Optionee's death or total and permanent disability, provided that at the time of Optionee's death or total and permanent disability Optionee was in the employ or service of the Corporation or a subsidiary;

     (c) If an Optionee ceases to be an Eligible Participant for any other reason, including without limitation, by reason of resignation, discharge, or retirement, each Option granted to Optionee will terminate three (3) months from the date Optionee ceased to be an Eligible Participant;

     (d) If an Optionee fails to exercise the Option within ten (10) years from the Grant Date the Option will terminate immediately thereafter; or

     (e) If Optionee and the Corporation mutually agree to terminate the Option.

Westcon Group, Inc.
Stock Option Agreement
Company Confidential

October 1, 2001                        1

     The effect of all matters and questions relating to the termination of employment or being an Eligible Participant will be conclusively determined in accordance with the Plan, which determination will be binding on the parties for all purposes.

     5. Exercise of Option.

     (a) Subject to the terms and conditions of the Plan, Options may be exercised, whether in whole or in part, by giving written notice to the Corporation at its principal office and addressed to the attention of the Secretary specifying the number of Shares being purchased and the purchase price being paid, and accompanied by payment in full in cash of the purchase price.

     (b) Unless otherwise determined by the Committee and except as otherwise set forth in this section 5 (b), an Option that has not otherwise terminated may be exercised: (i) on the first anniversary of the Grant Date with respect to Thirty-three percent (33%) of the shares subject to the Option; and (ii) at the expiration of each Three (3) month period thereafter with respect to Nine percent (9%) of the shares subject to the Option until the Option may be exercised in full. In the event that the Optionee's employment or service is earlier terminated by death, in which case the Option will be exercisable immediately thereafter in accordance with Section 4 (b) herein. Nothing in the Plan or in any Option will confer upon any individual any right to continue in the employ or service of the Corporation or subsidiary or interfere in any way with the right of the Corporation to terminate his or her employment or service at any time.

     (c) An Option may be exercised as to the total number of Shares or as to any portions of the Shares in units of no less than one (1) Share.

     (d) Optionee will make arrangements satisfactory to the Committee for the payment to the Corporation of the amount of any taxes required by any governmental authority to be withheld and paid over by the Corporation to the governmental authority on account of the exercise of the Option.

     (e) Upon the exercise of an Option, certificates evidencing the Shares purchased pursuant to the Plan will be delivered to the person exercising the Option within a reasonable time.

     (f) Subject to the limitations imposed by Paragraphs 3 and 4, in the event of the death of an Optionee

          (i) While he is an Eligible Participant or within three months after termination of his status as an Eligible Participant for any reason other than as described in Paragraph 3(a) or 3(b), and

          (ii) Prior to complete exercise of any Options granted to him under the Plan, then any such unexercised Options with exercise periods outstanding may be exercised, in whole or in part, within twelve (12) months after the date of the Optionee's death and then only:

               (A) By the Optionee's estate or by such person to whom the Optionee's rights hereunder will have passed under his Will or the laws of descent and distribution;

               (B) To the extent that the Optionee was entitled to exercise the Option on the date of his death and subject to all of the conditions on exercise imposed hereby and the Plan; and

               (C) Prior to the expiration of the term of the Option.

     6. Option Designation. In accordance with the Plan, the Option is designated:

     _____Incentive Stock Option
     _____Non Qualified Stock Option.

     7. No Rights as a Shareholder. The Optionee will not have any rights of a shareholder with respect to any Shares until the date of the issuance of a stock certificate as a result of the exercise of the Option.


Westcon Group, Inc.
Stock Option Agreement
Company Confidential

October 1, 2001                        2

     8. Nontransferability. The Option may not be transferred, pledged, assigned or otherwise disposed of, except by Will or the law of descent and distribution and may be exercised only by the Optionee during the lifetime of the Optionee.

     9. Adjustment. In the event that:

     (a) In connection with a merger or consolidation of the Corporation or sale by the Corporation of all or part of its assets, the outstanding shares are exchanged for a different number or class of shares of stock or other securities of the Corporation, or for shares of the stock or other securities of any other entity; or

     (b) New, different or additional shares or other securities of the Corporation or of any other entity are received by the holder of shares, whether by way of recapitalization or otherwise; or

     (c) Any dividend in the form of stock is made to the holders of shares, or any stock split or reverse split pertaining to shares is effected; then the Corporation will make the appropriate adjustment to:

          (i) The number and kind of shares or other securities that may be issued upon exercise of Options yet to be granted;

          (ii) The Option price per share to be paid upon exercise of each outstanding Option; and

          (iii) The number and kind of shares or other securities covered by each outstanding Option.

     10. Legends. The Corporation may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates issued for Shares purchased pursuant to the Plan. The Optionee will, at the request of the Corporation, promptly present to the Corporation any and all certificates representing the Shares purchased pursuant to the Plan in the possession of the Optionee in order to effectuate the provisions of this Paragraph. Unless otherwise specified by the Corporation, the legend may include, without limitation, the following:

     (a) Any legend reasonably required by the Corporation or required by applicable law.

     11. Receipt of Plan. Optionee acknowledges that he or she has been provided with a copy of the Plan by the Corporation and that he or she has reviewed and understands same.

     12. No Waiver. No waiver of any breach or condition of this Agreement will be deemed to be a waiver of any other or subsequent breach or condition.

     13. Additional Documentation. The Optionee will execute any additional documents that are reasonably necessary to effectuate provisions of this Agreement.

     14. No Obligation. The granting of Option will impose no obligation upon the Optionee to exercise the Option.

     15. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, other than conflicts of law.

     16. Entire Agreement. This Agreement and the Plan and any other writings referenced therein constitute the entire agreement between the parties with respect to the subject matter hereof.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                        Westcon Group Inc.


----------------------------------      -----------------------------------
Optionee                                By:
                                        Title:
                                        Dated:


Westcon Group, Inc.
Stock Option Agreement
Company Confidential

October 1, 2001                        3